EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Success Holding Group International, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended May 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 17, 2014	By:	/s/ Steve Andrew Chen
	Name:	Steve Andrew Chen
	Title:	Chief Executive Officer

Date: July 17, 2014	By:	/s/ Brian Kistler
	Name:	Brian Kistler
	Title:	Chief Financial Officer